INVESTOR PRESENTATION Q4 & Full Fiscal Year 2026

Forward-Looking Statements & Non-GAAP Financial Information Forward-Looking Language This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, our revenue, subscription revenue and Adjusted EBITDA guidance for the 2027 fiscal year and statements we make regarding expected growth. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the impact macroeconomic factors may have on the overall business environment, our ability to achieve our fiscal 2027 guidance, increase implementation and operational efficiencies, the Company’s ability to maintain retention rates, utilize AI to continue to increase competitive advantages, and the risks described in the Company’s filings with the Securities and Exchange Commission, including the Company’s reports on Form 10-K and Form 10-Q. Additionally, references to "record" financial and business levels in this document refer only to the time period after Agilysys made the transformation to an entirely hospitality focused software solutions company in FY2014. Any forward-looking statement made by us in this investor presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement that may be made from time to time, whether written or oral, whether as a result of new information, future developments or otherwise.   Use of Non-GAAP Financial Information To supplement the unaudited consolidated financial statements presented in accordance with U.S. GAAP in this press release, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include EBITDA, Adjusted EBITDA, adjusted net income, adjusted basic earnings per share, adjusted diluted earnings per share and free cash flow. Management believes that such information can enhance investors’ understanding of the Company’s ongoing operations.

Our Mission Helping Our Customers Improve Employee & Guest Experiences, With Dedication To Past, Present & Future Customer Investments In Our Products And Services

Defining Strategy Pillars 100% Hospitality Focused 1 Obsessively Customer-Centric 2 Core Product Focus & Innovation Driven 3 State Of The Art Cloud-Native & On-Premise Options 4 End-To-End Comprehensive Solution Offerings 5

About – Global 118 Countries Global Presence Corporate Headquarters Alpharetta, Georgia North America Offices Las Vegas, Nevada Toronto, Ontario Santa Barbara, California Bellevue, Washington EMEA Offices United Kingdom Dubai, UAE APAC Offices Hong Kong Malaysia Philippines Singapore China Australia India Development Center Chennai, India Publicly Traded - NASDAQ: AGYS

Global Customers Managed Foodservice Gaming Hotels, Resorts & Cruise International

Agilysys Hospitality Product Suite

Existing Customers - Average Products Per Property - Exit Rate

AI-First Technology Hyper-Personalization Leveraging guest data and AI to deliver uniquely tailored experiences at every touchpoint. Multi-Modal User Experience Voice, chat & visual interfaces that reimagine how guests and staff interact with systems. Agentic AI AI agents that autonomously execute complex hospitality workflows, eliminating manual steps. Revenue Optimization Intelligent engines that surface upsell opportunities, forecast demand & maximize yield. Enhance guest experience Streamline system interaction Deliver tangible revenue improvements

Total Addressable Market - TAM POS Core $2.7B $73m Tier 2 Core: Spa, Golf and Sales & Catering Solutions $2.5B $11m PMS Core $2.1B $26m Other Add On $8.7B $55m Total TAM $16.0B $217M* ARR *Exit rate ARR quarter ended March 31, 2026.

*Data is as of the trailing twelve months ended March 31, 2026. Subscription Revenue/Recurring Revenue* Subscription Revenue YOY Growth Rate* Total Revenue YOY Growth* Recurring Revenue/Total Revenue* 16% 65% 67% 30% Agilysys Revenue Overview

PROPERTY MANAGEMENT Payment Revenue 8% of Revenue We Provide Industry Leading Hospitality Solutions Lodging Solutions Food and Beverage Solutions 52% of Revenue 30% of Revenue 4% of Revenue INVENTORY & PROCUREMENT 6% of Revenue DOCUMENT MANAGEMENT POINT-OF-SALE Note: Revenue contribution figures represent percentage for the trailing twelve months ended March 31, 2026 and include an allocation of total revenue (excluding services) amounts to our 4 core product groupings and payment software related revenue. Region 91% of Revenue North America 9% of Revenue APAC Plus EMEA Allocation of Revenue Cross Functional

$365M - $370M ANNUAL REVENUE 24% ADJUSTED EBITDA/ REVENUE At least 30% YEAR OVER YEAR GROWTH REVENUE Adjusted EBITDA SUBSCRIPTION REVENUE FY27 Annual Guidance

FINANCIAL OVERVIEW

Share Price (05/29/26) $86.56 Diluted Shares Outstanding 28.4M Diluted Market Capitalization $2,457.3M Cash (as of 03/31/26) $116.9M Debt (as of 03/31/26) $19.0M Enterprise Value $2,359.5M Revenue $319.3M Gross Profit $199.9M Adjusted EBITDA^ $67.7M Earnings per Share $1.37 EV/Revenue 7.4x EV/Gross Profit 11.8x Recurring Revenue* As % of Total Revenue 65% Subscription Revenue* As % of Recurring Revenue 67% Services Revenue* As % of Total Revenue 23% Subscription Revenue Growth Y/Y* 30% New Customer Count* 78 Financial Metrics and Valuation* Business Metrics (as of 3/31/26) Evolving Business, Evolving P&L ^Non-GAAP measure, see reconciliation on slide 23. *Trailing twelve months ended March 31, 2026.

Strong Balance Sheet Consolidated Balance Sheet (in thousands) March 31, 2026 March 31, 2025 Cash, Cash Equivalents and Marketable Securities $116,894 $73,041 Other Current Assets 67,237 50,486 Long-Term Assets 297,397 310,843 Total Assets $481,528 $434,370 Current Liabilities $125,110 $111,024 Other Liabilities 29,627 57,460 Total Liabilities 154,737 168,484 Shareholders’ Equity 326,791 265,886 Total Liabilities and Shareholders’ Equity $481,528 $434,370

Revenue Growth ($M) FY25 FY22 FY23 AGYS FY24 FY26 FY21

Recurring Revenue Growth ($M) FY26 FY21 FY22 FY23 FY24 FY25

Historical Financial Results All numbers in thousands. ^ Non-GAAP measure, see reconciliation beginning on slide 23. *Trailing twelve months ended March 31, 2026.

APPENDIX

Non-GAAP Reconciliation *Trailing twelve months ended March 31, 2026.

Non-GAAP Reconciliation

Non-GAAP Reconciliation *Trailing twelve months ended March 31, 2026.

Cash Flow *Trailing twelve months ended March 31, 2026.

01 Full-Stack Touchpoint Ownership PMS, POS, Spa, Golf, Activities — we sit at every node of the guest journey. No competitor does. 02 Hospitality-Native Data Our transactional data is deeply hospitality-specific. Generic AI players cannot replicate context built over decades. 03 Guest Profile Already Built The hardest part of an intelligence layer is the data foundation. Ours is live, rich and growing. 04 Cross-Silo by Design Competitors are siloed by product. Our architecture was built to cross silos — from the ground up. THE AGILYSYS AI ADVANTAGE Why Only Agilysys Can Build This

Jessica Hennessy Vice President Investor Relations and Operations (770) 810-6116 InvestorRelations@agilysys.com